                                                               EXHIBIT (g)(xvii)



                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


Fund                                                                      Effective Date
----                                                                      --------------
Schwab International Index Fund - Investor Shares                         July 21, 1993

Schwab International Index Fund - Select Shares                           April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                             October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                               April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset     September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab       September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                     February 28, 1996

Schwab S&P 500 Fund -e.Shares                                             February 28, 1996

Schwab S&P 500 Fund - Select Shares                                       April 30, 1997

Schwab Analytics Fund                                                     May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab    September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab         October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab        August 3, 1997
OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset   April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                         October 28, 1998

Institutional Select Large-Cap Value Index Fund                           October 28, 1998

Institutional Select Small-Cap Value Index Fund                           October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                    April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                      April 15, 1999

Communications Focus Fund                                                 May 15, 2000

Financial Services Focus Fund                                             May 15, 2000

Health Care Focus Fund                                                    May 15, 2000

Technology Focus Fund                                                     May 15, 2000


                                          SCHWAB CAPITAL TRUST

                                          By:    /s/ JEREMIAH H. CHAFKIN
                                                 ------------------------------
                                          Name:  Jeremiah H. Chafkin
                                          Title: Executive Vice President
                                                 and Chief Operating Officer

                                          CHARLES SCHWAB & CO., INC.

                                          By:    /s/ RON CARTER
                                                 ------------------------------
                                          Name:  Ron Carter
                                          Title: Senior Vice President

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.



    THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND
              ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                                  Fee
----                                                  ---
Schwab International Index Fund - Investor Shares     Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab International Index Fund - Select Shares       Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Small-Cap Index Fund-Investor Shares           Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares             Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab MarketTrack Growth Portfolio (formerly known   Twenty one-hundredths of one percent (.20%) of the Fund's average
as Schwab Asset Director-High Growth Fund)            daily net assets

Schwab MarketTrack Balanced Portfolio (formerly       Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab Asset Director-Balanced               daily net assets
Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly   Twenty one-hundredths of one percent (.20%) of the Fund's average known as Schwab Asset Director-Conservative
Growth daily net assets Fund)

Schwab S&P 500 Fund -Investor Shares                  Twenty one-hundredths of one percent (.20%) of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares                        Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab S&P 500 Fund  - Select Shares                  Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Analytics Fund                                 Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets.

Fund                                                  Fee
----                                                  ---
Schwab MarketManager International Portfolio          Twenty one-hundredths of one percent (.20%) of the Fund's average
(formerly known as Schwab OneSource                   daily net assets.
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly       Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab OneSource Portfolios-Growth           daily net assets.
Allocation)

Schwab MarketManager Balanced Portfolio (formerly     Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab OneSource Allocation)                 Portfolios-Balanced daily net assets.

Schwab MarketManager Small Cap Portfolio (formerly    Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab OneSource Portfolios-Small Company)   daily net assets.

Schwab Market Track All Equity Portfolio (formerly    Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab Asset Director-Aggressive Growth      daily net assets
Fund)

Institutional Select S&P 500 Fund                     Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund       Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Institutional Select Small-Cap Index Fund             Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor       Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                                average daily net assets

Schwab Total Stock Market Index Fund - Select Shares  Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Communications Focus Fund                             Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Financial Services Focus Fund                         Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Health Care Focus Fund                                Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Technology Focus Fund                                 Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

                                            SCHWAB CAPITAL TRUST

                                            By:    /s/ JEREMIAH H. CHAFKIN
                                                   ----------------------------
                                            Name:  Jeremiah H. Chafkin
                                            Title: Executive Vice President
                                                   and Chief Operating Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ RON CARTER
                                                   ----------------------------
                                            Name:  Ron Carter
                                            Title: Senior Vice President